                               THE BB&T DIRECTOR
                        HARTFORD LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED JULY 29, 1997
               TO THE BB&T DIRECTOR PROSPECTUS FILED JUNE 3, 1997

The following should be added to the list of Sub-Accounts and underlying investments for the Sub-Accounts on the first page:

MidCap Fund Sub-Account -- shares of Hartford MidCap Fund, Inc. ("MidCap Fund")

The "Annual Fund Operating Expenses" table should be deleted and replaced with the following:

                         ANNUAL FUND OPERATING EXPENSES
                         (AS PERCENTAGE OF NET ASSETS)

                                                                                                           TOTAL FUND
                                                                               MANAGEMENT       OTHER      OPERATING
                                                                                  FEES        EXPENSES      EXPENSES
                                                                              -------------  -----------  ------------
Hartford Bond Fund..........................................................       0.490%        0.030%        0.520%
Hartford Stock Fund.........................................................       0.441%        0.016%        0.457%
HVA Money Market Fund.......................................................       0.423%        0.021%        0.444%
Hartford Advisers Fund......................................................       0.615%        0.017%        0.632%
Hartford Capital Appreciation Fund..........................................       0.629%        0.017%        0.646%
Hartford Mortgage Securities Fund...........................................       0.424%        0.029%        0.453%
Hartford Index Fund.........................................................       0.374%        0.019%        0.393%
Hartford International Opportunities Fund...................................       0.691%        0.095%        0.786%
Hartford Dividend & Growth Fund.............................................       0.709%        0.017%        0.726%
Hartford International Advisers Fund........................................       0.746%        0.214%        0.960%
Hartford Small Company Fund (3).............................................       0.577%        0.150%        0.727%
Hartford MidCap Fund (4)....................................................       0.520%        0.150%        0.670%
BB&T Growth and Income Fund (5).............................................       0.500%        0.470%        0.970%

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(1) Length of time from premium payment.

(2) The annual contract fee is a single $30 charge on a Contract. It is deducted proportionally from the investment options in use at the time of the charge. Pursuant to requirements of the 1940 Act, the policy fees have been reflected in the Examples by a method intended to show the "average" impact of the policy fee on an investment in the Separate Account. The Policy Fee is deducted only when the accumulated value is $50,000 or less. In the Example, the annual contract fee is approximated as a 0.06% annual asset charge based on the experience of the Contracts.

(3) In 1996, management fees were waived for the Hartford Small Company Fund. In the absence of this waiver, the 1996 total expense ratio would have been .880% (annualized).

(4) Hartford MidCap Fund is a new Fund: Operating expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investment Advisors, Inc. has agreed to waive its fees for the MidCap Fund until the assets of the Fund (excluding assets contributed by companies affiliated with HL Investment Advisors, Inc.) first reach $20 million. Absent this waiver, the investment advisory fee would be .575% annually and total fund operating expense ratio would be .900% (annualized).

(5) The adviser has agreed to temporarily waive a portion of its management fee for the BB&T Growth and Income Fund. In the absence of this waiver, management fees would have been 0.740% and the total expense ratio of the Fund would be 1.210%.

The "Example" table should be amended to include the following:

                               If you surrender your Contract    If you annuitize your Contract    If you do not surrender your
                               at the end of the applicable      at the end of the applicable      Contract, you would pay the
                               time period, you would pay the    time period, you would pay the    following expenses on a $1,000
                               following expenses on a $1,000    following expenses on a $1,000    investment, assuming a 5%
                               investment, assuming a 5%         investment, assuming a 5%         annual return on assets:
                               annual return on assets:          annual return on assets:

 SUB-ACCOUNT                   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------   ------ ------- ------- --------   ------ ------- ------- --------
 Bond Fund....................  $ 81   $ 113     N/A      N/A     $ 20   $  62     N/A      N/A     $ 21   $  53     N/A      N/A

The first sentence of the fourth paragraph under the section entitled "Introduction" should be deleted and replaced with the following:

    The investment options for the contracts are the Hartford Advisers Fund, Inc., Hartford Bond Fund, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford Index Fund, Inc., Hartford International Advisers Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Small Company Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford MidCap Fund, Inc., BB&T Growth and Income Fund and such other funds as shall be offered from time to time (the "Funds"), and the Fixed Account.

The first and second paragraphs under "The Funds" should be deleted and replaced with the following:

    The Hartford Bond Fund, Inc., Hartford Stock Fund, Inc., HVA Money Market Fund, Inc., Hartford Advisers, Inc., Hartford Capital Appreciation Fund, Inc., Hartford Mortgage Securities Fund, Inc., Hartford Index Fund, Inc., Hartford International Opportunities Fund, Inc., Hartford Dividend and Growth Fund, Inc., Hartford International Advisers Fund, Inc., Hartford Small Company Fund, Inc., and Hartford MidCap Fund, Inc. are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment adviser to each of the Hartford Funds.

    Wellington Management Company, L.L.P. serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford Small Company Fund, Hartford MidCap Fund, and Hartford Stock Fund.

The following should be added after the paragraph entitled "HVA Money Market Fund, Inc." under "The Funds":

    HARTFORD MIDCAP FUND, INC.

        Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

HV-2177